Scudder
Classic Growth
Fund

Annual Report
August 31, 1997

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER        (logo)

                                    In Brief


o Scudder Classic Growth Fund provided a total return of 45.20% for the slightly less than twelve month period (September 9, 1996 to August 31, 1997). This return compares very favorably to the 38.08% total return performance of the unmanaged S&P 500 Index for the same period.

o U.S. stocks provided outstanding performance as robust economic growth, strong corporate earnings, and benign inflation created an ideal environment for high quality, large company stocks -- the Fund's primary area of emphasis.

o Overweight positions in selected technology and finance issues -- two strong performing stock sectors during the period -- were significant contributors to the Fund's favorable performance, especially considering its relatively conservative approach.




                                Table of Contents

   3  Letter from the Fund's President     18  Financial Highlights
   4  Performance Update                   19  Notes to Financial Statements
   5  Portfolio Summary                    22  Report of Independent Accountants
   6  Portfolio Management Discussion      24  Officers and Trustees
  10  Glossary of Investment Terms         25  Investment Products and Services
  11  Investment Portfolio                 26  Scudder Solutions
  15  Financial Statements



                        2 - Scudder Classic Growth Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to present Scudder Classic Growth Fund's first annual report to shareholders for the abbreviated fiscal period from September 9, 1996 to August 31, 1997.

     Your Fund has made a solid start during its roughly 11-1/2 months of operation, as it significantly outperformed the unmanaged S&P 500 Index and comparable growth funds. This is gratifying considering the Fund's relatively conservative approach to investing in America's leading growth companies. A complete discussion of your Fund's activities begins on page 6.

     On the heels of several back-to-back years of strong performance by the U.S. stock market, another year of outstanding performance is almost hard to believe. Recent returns have exceeded by a wide margin the approximately 10% long run average for U.S. stocks. Considering the recent strength of the market, we believe it is especially important for investors to have realistic expectations for stocks. While we expect the environment that has contributed to the stock market's good performance to continue, double-digit returns may not be repeated in 1998. Part of a sound approach is an adequately diversified portfolio with exposure to small-cap, foreign, emerging market, and fixed income securities in addition to large-cap U.S. stocks. Our representatives can assist you with assessing your needs and determining the next steps to achieving your long-term goals. Please feel free to give them a call toll-free at 1-800-225-2470.

     For those of you who are interested in new Scudder products, we recently introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a more conservative approach may appreciate the Fund's emphasis on dividend-paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page 25.

     Thank you for your continued investment in Scudder Classic Growth Fund.


     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Classic Growth Fund


                        3 - Scudder Classic Growth Fund

                     Performance Update as of August 31, 1997

-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended   Growth of            Average
8/31/97         $10,000  Cumulative  Annual
-------------------------------------------
Scudder Classic Growth Fund
Ticker Symbol:  SCCGX
-------------------------------------------
Life of Fund**  $14,520    45.20%   45.20%
-------------------------------------------
S&P 500 Index
-------------------------------------------
Life of Fund**  $13,808    38.08%   38.08%
-------------------------------------------

-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


S&P 500 Index

Year            Amount
----------------------
9/96*          $10,000
10/96          $10,276
11/96          $11,052
12/96          $10,833
1/97           $11,510
2/97           $11,600
3/97           $11,123
4/97           $11,788
5/97           $12,505
6/97           $13,067
7/97           $14,106
8/97           $13,316


Scudder Classic Growth Fund

Year            Amount
----------------------
9/96*          $10,000
10/96          $10,159
11/96          $10,928
12/96          $10,646
1/97           $11,433
2/97           $11,361
3/97           $10,892
4/97           $11,632
5/97           $12,419
6/97           $13,150
7/97           $14,422
8/97           $13,818

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

* The Fund commenced operations on September 9, 1996. The graphed index comparison begins September 30, 1996.


-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                           Yearly periods ended August 31



                                        1997**
--------------------------------------------------------------------------------
Net Asset Value                        $17.38
--------------------------------------------------------------------------------
Income Dividends                       $  .04
--------------------------------------------------------------------------------
Fund Total Return (%)                   45.20
--------------------------------------------------------------------------------
Index Total Return (%)                  38.08
--------------------------------------------------------------------------------
Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

** The Fund commenced operations on September 9, 1996.

                        4 - Scudder Classic Growth Fund

                    Portfolio Summary as of August 31, 1997

-------------------------------
Asset Allocation
-------------------------------

Equity Holdings             97%
Cash Equivalents             3%
-------------------------------
                           100%
-------------------------------

The Fund maintains a fully
invested approach in quality
growth stocks.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Sector Diversification
(Excludes 3% Cash Equivalents)
------------------------------
Financial                  20%
Technology                 18%
Energy                     13%
Manufacturing              13%
Health                     10%
Consumer Discretionary     10%
Consumer Staples            5%
Service Industries          4%
Durables                    4%
Other                       3%
------------------------------
                          100%
------------------------------

As overweighting in technology
and finance--the two strongest
performing industry
sectors--contributed to the
Fund's superior return.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------
Ten Largest Equity Holdings
(23% of Portfolio)
-------------------------------
 1. Compaq Computer Corp.
    Leading manufacturer of personal computers

 2. American Express Credit Corp.
    Travel and investment services, insurance, banking

 3. Intel Corp.
    Semiconductor microprocessors

 4. EXEL, Ltd. (ADR)
    Provider of liability insurance

 5. Royal Dutch Petroleum Co.
    International energy company

 6. American International Group, Inc.
    Major international insurance holding company

 7. Applied Materials, Inc.
    Leading semi-conductor capital equipment manufacturer

 8. Home Depot, Inc.
    Building supply/home improvement stores

 9. BankAmerica Corp.
    Commercial banking in California

10. Exxon Corp.
    International energy company

Many of the Fund's top
holdings were among its
strongest performers, an
important contributor to its
outperformance.

For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                        5 - Scudder Classic Growth Fund

                         Portfolio Management Discussion

In the following interview, William F. Gadsden and Bruce Beaty, portfolio managers of Scudder Classic Growth Fund, discuss the Fund's strategy and market environment during the fiscal period.

Q: How did Scudder Classic Growth Fund perform for the abbreviated annual report period?

A: For the period from the Fund's inception on September 9, 1996 to August 31, 1997, the Fund's net asset value per share increased from $12.00 to $17.38 for a total return of 45.20%. This return compares very favorably to the 38.08% total return performance of the unmanaged S&P 500 Index for the same period. On a month-end basis, the S&P 500 returned 40.66% for the full twelve-month period ended August 31, 1997. We were pleased with the Fund's performance, especially considering its relatively conservative approach to investing for growth.

Q: What is responsible for the Fund's strong performance?

A: This has been an ideal environment for the Fund's introduction. Stocks continued to rally, especially large company stocks, which provided excellent results. The Fund benefited from its core emphasis on high quality, large company stocks, and from overweightings in strong performing sectors, namely technology and finance.

Q: How do you manage the Fund?

A: Scudder Classic Growth Fund is different in that it seeks long-term growth of capital with lower volatility than the average growth fund. In pursuing this goal, we target seasoned companies with strong competitive positions. In particular, we seek to avoid stocks with unreasonably high expectations, which typically trade at high prices relative to their earnings, sales, or revenues. We prefer to pay for earnings that we believe are sustainable. Our investment focus is on stocks with consistent earnings growth rates that we believe are reasonably valued.

Q: How do you execute this investment approach?

A: We employ both fundamental and quantitative techniques in selecting stocks for the portfolio. The investment process begins with narrowing a universe of growth stocks by screening out companies with weaker competitive positions and financials. Then we assign a rating to each stock based on valuation factors. Through this process we attempt to identify stocks with the best potential performance.

Q: The U.S. stock market turned in top performance during the period. What contributed to this favorable environment?

A: Stocks were propelled higher by robust economic growth, solid corporate earnings, and relatively benign inflation. The U.S. economy has remained resilient, despite expectations that growth would decelerate to more sustainable levels. Productivity has continued to improve and consumer confidence reached record highs. Corporate profits, which were expected to moderate as the labor market tightened and wages rose, continued to climb, albeit at a slower pace. While these conditions provided a nearly ideal environment for equity investors, concerns over the prospect of accelerating inflation and accompanying higher


                        6 - Scudder Classic Growth Fund
interest rates contributed to an environment of increased market volatility. Illustrative of these market jitters was an increase in the number of days with 100 point swings in the Dow Jones Industrial Average during the period. While 100 points has become less significant in percentage terms as the market has risen over the last few years, overall price volatility has increased on a relative basis. Nevertheless, stocks provided outstanding returns to investors for the fiscal period.

Q:  Why were large-cap U.S. stocks among the best performers?

A: Investors favored large-cap stocks for several reasons, including their ability to meet earnings expectations and provide excellent market liquidity. Strong earnings at many large companies propelled stocks higher. Many of these companies have been able to leverage their substantial global presence and vast distribution networks. Large companies have also continued to focus on productivity improvement and acquisitions to increase revenues. Technology companies have been notable beneficiaries of the productivity drive, as other companies have purchased technology products to improve efficiency and lower costs.

The benefits of technology are magnified at many large companies where even small improvements in productivity can have an exponential benefit when applied on a large scale. These companies have been investing heavily in hardware, software, networks, and training during the 1980s and 1990s. We believe that these substantial investments are beginning to provide significant dividends. Technological improvement is a long-term secular trend that should provide continuing benefits to many of the established companies which typify the Fund's holdings.

Q: What changes have you made to the portfolio?

A: From the Fund's inception on September 9, 1996, we have continued to pursue a disciplined strategy in selecting stocks. This approach has resulted in few significant portfolio changes, with the Fund's sector diversification and largest holdings looking similar to those of six months ago.

At 18% of assets, the technology sector continues to be overweighted in the portfolio, and several of our holdings there experienced spectacular returns. From the date of initial purchase, Compaq Computer rose more than 180%, Intel was up more than 130%, and Applied Materials more than tripled its value through August 31, 1997. Applied Materials is the leading global semiconductor capital equipment manufacturer. They make equipment that semiconductor manufacturers use to make computer chips. Chip makers, such as Intel, can use Applied's equipment to turn raw silicon wafers into microprocessors. As better manufacturing techniques are developed to make smaller and faster processors, firms such as Applied Materials benefit directly. We believe Applied's long-term growth rate is above 20%.


                        7 - Scudder Classic Growth Fund

Q: Financial stocks constituted 20% of assets at the end of the period. What's going on in this sector?

A: The Fund's financial stocks were strong contributors to performance. The banking sector rose on the long-term trends of restructuring and consolidation. Financial stocks were well represented in the Fund's top ten holdings, including American Express, Exel, American International Group, and BankAmerica. The strong bull market has been good for earnings at Franklin Resources, which is continuing to benefit from the mutual fund industry's strong cash flows and investors' focus on saving and investing for retirement.

Q: Were there any other standouts?

A: Warner-Lambert is one holding worth noting in the health care sector. The firm received approval for two major drugs in the cholesterol and diabetes areas. The two drugs are expected to increase sales by $2 billion over the next few years, doubling Warner-Lambert's current pharmaceutical sales base. Once investors realized the potential of these drugs, the stock rose sharply, increasing more than 120% for the period.

Q:  Were there any disappointments?

A: Every stock in a portfolio cannot always be a winner, no matter how good the fundamentals, and we would be remiss if we did not mention a few holdings that disappointed us. Our holding of the national health care provider Columbia/HCA illustrates this point. While we still believe that the company has solid investment fundamentals, the federal investigation into Medicare reimbursement fraud and other allegations has created a cloud of uncertainty from which we see no relief in the near future. This has made it difficult for a firm that is relying on an acquisition strategy, hurting earnings in the short run. We completed our liquidation of Columbia/HCA in early September 1997.

Another disappointment was Ascend Communications in the technology area. Ascend makes remote access communications equipment for personal computers, and has been in the midst of rolling out a new product. Such product transitions can be difficult as customers sometimes wait for bugs to be worked out and price reductions. However, we still believe in the long-term prospects for remote access and continue to hold a position as of the end of the fiscal period.

Q: Are there any new themes in the portfolio?

A: A new area for the Fund over the last six months is oil field services. This is one of the few industries where we see good pricing and strong demand for services. Companies in this sector provide many services to the oil industry, including seismic analysis, field testing, drilling equipment, and distribution. After decade-long attrition, downsizing, and restructuring, we expect oil field service companies to exhibit strong earnings as demand remains firm and productivity enhancement filters down to the bottom line. For example, oil companies are now able to drill deeper wells with a higher success rate because of the improved technology provided by oil field services companies. This is significant because it has effectively lowered the high cost of drilling these wells. At the close of the period, the Fund had oil field service holdings in Schlumberger and Santa Fe International.

                        8 - Scudder Classic Growth Fund

Q: What is your outlook for the market and the Fund?

A: We avoid making predictions about the market and prefer to focus on picking quality stocks that meet our investment requirements. Nevertheless, we think the favorable investment environment of 1997 should continue into 1998. Economic growth should remain healthy, but slow to more sustainable levels, reflecting the strong U.S. dollar and a challenging environment for most companies to raise prices. Company fundamentals remain positive: there is ample global liquidity, growth is firm, inflation is low, and productivity continues to improve at many companies. We believe that leading American companies -- the primary focus for your Fund's investments -- will continue to provide some of the best opportunities in this environment.


                          Scudder Classic Growth Fund:
                          A Team Approach to Investing


  Scudder Classic Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager William F. Gadsden, who joined Scudder in 1983, focuses on overall investment strategy and has 15 years of investment industry experience. Bruce F. Beaty, Portfolio Manager, focuses on securities selection and assists with the creation and implementation of investment strategy for the Fund. He joined Scudder in 1991 and has 16 years of investment industry experience.

                        9 - Scudder Classic Growth Fund

                          Glossary of Investment Terms

 FUNDAMENTAL RESEARCH       Analysis of companies based on the projected impact
                            of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.


 GROWTH STOCK               Stock of a company that has displayed above average
                            earnings growth and is expected to continue to increase profits going forward.


 LIQUIDITY                  A stock that is liquid has enough shares outstanding
                            and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant change in its market price.


 MARKET CAPITALIZATION      The value of a company's outstanding shares of
                            common stock, determined by the number of shares outstanding multiplied by the share price (Shares x
                            Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. In general, "large-cap" stocks tend to be more liquid than "small-cap" stocks.


 OVER/UNDER  WEIGHTING      Refers to the allocation of assets -- usually by
                            sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the S&P 500) or an investment universe.


 PRICE-EARNINGS RATIO (P-E) A widely used gauge of a stock's valuation that (also "earnings multiple") indicates what investors are paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.


 VALUE STOCK                A company whose stock price does not fully reflect
                            its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall.



(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


                        10 - Scudder Classic Growth Fund

                   Investment Portfolio as of August 31, 1997

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 8/29/97 at
  5.45%, to be repurchased at $1,647,997 on 9/2/97, collateralized by a                                            -----------
  $1,180,000 U.S. Treasury Bond, 12%, 8/15/13 (Cost $1,647,000) .........................      1,647,000             1,647,000
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 96.9%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 9.3%
Apparel & Shoes 1.2%
Nike, Inc. "B" ..........................................................................         12,400               661,850
                                                                                                                   -----------
Department & Chain Stores 5.8%
Gap Inc. ................................................................................         14,800               657,675
Home Depot, Inc. ........................................................................         24,300             1,146,656
Price/Costco Inc.* ......................................................................         18,800               677,975
Walgreen Co. ............................................................................         22,000               592,625
                                                                                                                   -----------
                                                                                                                     3,074,931
                                                                                                                   -----------
Hotels & Casinos 0.9%
Mirage Resorts Inc.* ....................................................................         18,200               487,988
                                                                                                                   -----------
Specialty Retail 1.4%
Tiffany & Co. ...........................................................................         16,100               728,525
                                                                                                                   -----------
Consumer Staples 4.5%
Alcohol & Tobacco 1.2%
Anheuser-Busch Companies, Inc. ..........................................................         14,400               613,800
                                                                                                                   -----------
Food & Beverage 1.9%
H.J. Heinz Co. ..........................................................................         13,400               557,775
Sara Lee Corp. ..........................................................................         11,550               464,888
                                                                                                                   -----------
                                                                                                                     1,022,663
                                                                                                                   -----------
Package Goods/Cosmetics 1.4%
Procter & Gamble Co. ....................................................................          5,800               771,763
                                                                                                                   -----------
Health 10.0%
Hospital Management 1.0%
Columbia/HCA Healthcare Corp. ...........................................................         16,500               520,781
                                                                                                                   -----------
Medical Supply & Specialty 1.2%
Becton, Dickinson & Co. .................................................................         13,800               661,538
                                                                                                                   -----------
Pharmaceuticals 7.8%
American Home Products Corp. ............................................................          6,200               446,400
Johnson & Johnson .......................................................................          7,900               447,831
Merck & Co. Inc. ........................................................................          5,200               477,425

    The accompanying notes are an integral part of the financial statements.


                        11 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Novartis AG (ADR) .......................................................................          9,300               664,950
Pfizer, Inc. ............................................................................         12,500               692,188
Schering-Plough Corp. ...................................................................         10,400               499,200
Warner-Lambert Co. ......................................................................          7,100               902,144
                                                                                                                   -----------
                                                                                                                     4,130,138
                                                                                                                   -----------
Financial 19.9%
Banks 4.4%
BankAmerica Corp. .......................................................................         16,400             1,079,325
Citicorp ................................................................................          7,000               893,375
J.P. Morgan & Co., Inc. .................................................................          3,600               386,100
                                                                                                                   -----------
                                                                                                                     2,358,800
                                                                                                                   -----------
Insurance 8.2%
American International Group, Inc. ......................................................         12,400             1,170,250
Conseco Inc. ............................................................................         18,400               791,200
EXEL, Ltd. (ADR) ........................................................................         24,000             1,317,000
Hartford Life, Inc. "A" .................................................................         15,100               563,419
MBIA Inc. ...............................................................................          4,700               532,275
                                                                                                                   -----------
                                                                                                                     4,374,144
                                                                                                                   -----------
Consumer Finance 1.5%
Associates First Capital Corp. ..........................................................         13,300               772,231
                                                                                                                   -----------
Other Financial Companies 5.8%
American Express Credit Corp. ...........................................................         18,700             1,453,925
Federal National Mortgage Association ...................................................         18,200               800,800
Travelers Group, Inc. ...................................................................         12,700               806,450
                                                                                                                   -----------
                                                                                                                     3,061,175
                                                                                                                   -----------
Media 2.2%
Advertising 1.2%
Omnicom Group, Inc. .....................................................................          9,500               643,625
                                                                                                                   -----------
Cable Television 1.0%
Tele-Comm Liberty Media Group "A"* ......................................................         20,100               530,138
                                                                                                                   -----------
Service Industries 4.2%
Investment 3.2%
Franklin Resources Inc. .................................................................         12,700               982,663
Merrill Lynch & Co., Inc. ...............................................................         11,600               713,400
                                                                                                                   -----------
                                                                                                                     1,696,063
                                                                                                                   -----------
Miscellaneous Commercial Services 1.0%
Manpower, Inc. ..........................................................................         12,900               550,669
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                        12 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Durables 3.4%
Aerospace 2.8%
Rockwell International Corp. ............................................................         10,500               630,000
United Technologies Corp. ...............................................................         11,000               858,688
                                                                                                                   -----------
                                                                                                                     1,488,688
                                                                                                                   -----------
Telecommunications Equipment 0.6%
Ascend Communications, Inc.* ............................................................          7,300               309,785
                                                                                                                   -----------
Manufacturing 12.4%
Chemicals 3.2%
E.I. du Pont de Nemours & Co. ...........................................................         12,300               766,444
Praxair Inc. ............................................................................          9,400               502,313
Sigma-Aldrich Corp. .....................................................................         13,200               430,650
                                                                                                                   -----------
                                                                                                                     1,699,407
                                                                                                                   -----------
Diversified Manufacturing 4.6%
Dresser Industries Inc. .................................................................         16,000               668,000
General Electric Co. ....................................................................          8,400               525,000
TRW Inc. ................................................................................         11,100               578,588
Textron, Inc. ...........................................................................         11,100               691,669
                                                                                                                   -----------
                                                                                                                     2,463,257
                                                                                                                   -----------
Electrical Products 1.7%
ABB AB (ADR) ............................................................................          3,400               496,400
Emerson Electric Co. ....................................................................          7,400               404,688
                                                                                                                   -----------
                                                                                                                       901,088
                                                                                                                   -----------
Machinery/Components/Controls 2.9%
Ingersoll-Rand Co. ......................................................................         10,100               607,263
Parker-Hannifin Group ...................................................................         14,800               951,825
                                                                                                                   -----------
                                                                                                                     1,559,088
                                                                                                                   -----------
Technology 17.3%
Diverse Electronic Products 6.4%
Applied Materials, Inc.* ................................................................         12,200             1,151,375
General Motors Corp. "H" ................................................................         15,900             1,010,644
KLA Instruments Corp.* ..................................................................          8,300               588,263
Teradyne Inc.* ..........................................................................         11,550               643,191
                                                                                                                   -----------
                                                                                                                     3,393,473
                                                                                                                   -----------
Electronic Data Processing 7.6%
Compaq Computer Corp.* ..................................................................         23,300             1,526,150
Hewlett-Packard Co. .....................................................................         12,300               754,144
International Business Machines Corp. ...................................................          7,700               776,738

    The accompanying notes are an integral part of the financial statements.


                        13 - Scudder Classic Growth Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.* .................................................................         21,100             1,012,800
                                                                                                                   -----------
                                                                                                                     4,069,832
                                                                                                                   -----------
Office/Plant Automation 0.7%
Cisco Systems, Inc.* ....................................................................          4,800               361,800
                                                                                                                   -----------
Semiconductors 2.6%
Intel Corp. .............................................................................         14,800             1,363,450
                                                                                                                   -----------
Energy 12.6%
Oil Companies 8.5%
Amoco Corp. .............................................................................          6,000               567,375
Atlantic Richfield Co. ..................................................................          9,400               705,000
Exxon Corp. .............................................................................         16,800             1,027,950
Mobil Corp. .............................................................................          8,300               603,825
Repsol SA (ADR) .........................................................................         11,200               441,000
Royal Dutch Petroleum Co. (New York shares) .............................................         23,200             1,177,400
                                                                                                                   -----------
                                                                                                                     4,522,550
                                                                                                                   -----------
Oil/Gas Transmission 1.3%
Enron Corp. .............................................................................          9,800               377,913
Williams Cos., Inc. .....................................................................          6,600               307,313
                                                                                                                   -----------
                                                                                                                       685,226
                                                                                                                   -----------
Oilfield Services/Equipment 2.8%
Santa Fe International Corp.* ...........................................................         15,600               698,100
Schlumberger Ltd. .......................................................................         10,700               815,206
                                                                                                                   -----------
                                                                                                                     1,513,306
                                                                                                                   -----------
Transportation 1.1%
Airlines
AMR Corp.* ..............................................................................          5,800               584,350
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $44,720,306)                                                                              51,576,122
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $46,367,306) (a)                                                         53,223,122
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $46,379,390. At August 31, 1997, net unrealized appreciation for all securities based on tax cost was $6,843,732. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,295,181 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $451,449.

    The accompanying notes are an integral part of the financial statements.


                        14 - Scudder Classic Growth Fund

                             Financial Statements

                      Statement of Assets and Liabilities
                             as of August 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $46,367,306) .................     $  53,223,122
                 Cash .................................................................               131
                 Receivable for Fund shares sold ......................................           157,623
                 Dividends and interest receivable ....................................            80,293
                 Deferred organization expenses .......................................             6,401
                 Other assets .........................................................               793
                                                                                            ----------------
                 Total assets .........................................................        53,468,363
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .....................................            68,960
                 Other payables and accrued expenses ..................................           173,620
                                                                                            ----------------
                 Total liabilities ....................................................           242,580
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  53,225,783
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ..................................            90,326
                 Unrealized appreciation on investments ...............................         6,855,816
                 Accumulated net realized gain ........................................         1,068,807
                 Paid-in capital ......................................................        45,210,834
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $  53,225,783
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($53,225,783 / 3,062,114 outstanding shares of beneficial               ----------------
                    interest, $.01 par value, unlimited number of shares authorized) ..            $17.38
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                        15 - Scudder Classic Growth Fund

                            Statement of Operations
                for the period September 9, 1996 (commencement
                       of operations) to August 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $4,375) ..................     $     322,628
                 Interest .............................................................            72,315
                                                                                            -----------------
                                                                                                  394,943
                 Expenses:
                 Management fee .......................................................           164,645
                 Services to shareholders .............................................           156,626
                 Custodian and accounting fees ........................................            69,293
                 Trustees' fees and expenses ..........................................            25,558
                 Auditing .............................................................            19,115
                 Registration fees ....................................................            57,511
                 Reports to shareholders ..............................................            17,069
                 Legal ................................................................             8,887
                 Amortization of organization expense .................................             5,035
                 Other ................................................................             6,021
                                                                                            -----------------
                 Total expenses before reductions .....................................           529,760
                 Expense reductions ...................................................          (235,924)
                                                                                            -----------------
                 Expenses, net ........................................................           293,836
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                            101,107
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain from:
                 Investments ..........................................................         1,068,807
                 Net unrealized appreciation during the period on investments .........         6,855,816
                ---------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                            7,924,623
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   8,025,730
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        16 - Scudder Classic Growth Fund

                      Statement of Changes in Net Assets

                                                                                            For the Period
                                                                                          September 9, 1996
                                                                                           (commencement of
                                                                                            operations) to
Increase (Decrease) in Net Assets                                                          August 31, 1997
------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .............................................        $   101,107
                 Net realized gain on investments ..................................          1,068,807
                 Net unrealized appreciation on investment transactions during
                   the period ......................................................          6,855,816
                                                                                         ---------------------
                 Net increase in net assets resulting from operations ..............          8,025,730
                                                                                         ---------------------
                 Distributions to shareholders from net investment income ..........            (43,257)
                                                                                         ---------------------
                 Fund share transactions:
                 Proceeds from shares sold .........................................         70,958,470
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...................................             42,483
                 Cost of shares redeemed ...........................................        (25,758,843)
                                                                                         ---------------------
                 Net increase in net assets from Fund share transactions ...........         45,242,110
                                                                                         ---------------------
                 Increase in net assets ............................................         53,224,583
                 Net assets at beginning of period .................................              1,200
                 Net assets at end of period (including undistributed net                ---------------------
                   investment income of $90,326) ...................................        $53,225,783
                                                                                         ---------------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .........................                100
                                                                                         ---------------------
                 Shares sold .......................................................          4,715,920
                 Shares issued to shareholders in reinvestment of distributions ....              3,115
                 Shares redeemed ...................................................         (1,657,021)
                                                                                         ---------------------
                 Net increase in Fund shares .......................................          3,062,014
                                                                                         ---------------------
                 Shares outstanding at end of period ...............................          3,062,114
                                                                                         ---------------------

    The accompanying notes are an integral part of the financial statements.


                        17 - Scudder Classic Growth Fund

                             Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                             For the Period
                                                                                           September 9, 1996
                                                                                             (commencement
                                                                                           of operations) to
                                                                                            August 31, 1997
----------------------------------------------------------------------------------------------------------------
                                                                                           -----------------
Net asset value, beginning of period ...............................................            $12.00
                                                                                           -----------------
Income from investment operations:
Net investment income ..............................................................               .06
Net realized and unrealized gain on investments ....................................              5.36
                                                                                           -----------------
Total from investment operations ...................................................              5.42
                                                                                           -----------------
Less distributions from net investment income ......................................              (.04)
                                                                                           -----------------
Net asset value, end of period .....................................................            $17.38
                                                                                           -----------------
----------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ...............................................................             45.20**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................................              53.2
Ratio of operating expenses, net to average daily net assets (%) ...................              1.25*
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) ......................................................................              2.25*

Ratio of net investment income to average daily net assets (%) .....................               .43*
Portfolio turnover rate (%) ........................................................              27.4*
Average commission rate paid .......................................................            $.0378

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
 *  Annualized
**  Not annualized


                        18 - Scudder Classic Growth Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Classic Growth Fund (the "Fund") is a diversified series of Scudder Investment Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                        19 - Scudder Classic Growth Fund

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the period September 9, 1996 (commencement of operations) to August 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $50,251,899 and $6,600,428, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until December 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the period September 9, 1996 (commencement of operations) to August 31, 1997, the Adviser did not impose any portion of its management fee, which amounted to $164,645.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period September 9, 1996 (commencement of operations) to August 31, 1997, SSC aggregated $47,914, of which $37,902 was not imposed and $10,012 is unpaid at August 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period September 9, 1996 (commencement of operations) to August 31, 1997, STC aggregated $2,315, of which $1,831 was not imposed and $484 is unpaid at August 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No


                        20 - Scudder Classic Growth Fund

Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At August 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $98,711.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period September 9, 1996 (commencement of operations) to August 31, 1997, SFAC aggregated $39,879, of which $31,546 was not imposed and $8,333 is unpaid at August 31, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the period September 9, 1996 (commencement of operations) to August 31, 1997, the Trustees fees and expenses aggregated $25,558.


                        21 - Scudder Classic Growth Fund

                        Report of Independent Accountants

To the Trustees of Scudder Investment Trust and the Shareholders of Scudder Classic Growth Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Classic Growth Fund, including the investment portfolio, as of August 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 9, 1996 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Classic Growth Fund as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period September 9, 1996 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
October 2, 1997


                        22 - Scudder Classic Growth Fund

                                    This Page
                                  intentionally
                                   left blank.


                        23 - Scudder Classic Growth Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L Quirk*
Trustee

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Bruce F. Beaty*
Vice President

William F. Gadsden*
Vice President

Jerard K. Hartman*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Valerie F. Malter*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer


                                     *Scudder, Stevens & Clark, Inc.

                        24 - Scudder Classic Growth Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                        25 - Scudder Classic Growth Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        26 - Scudder Classic Growth Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                        27 - Scudder Classic Growth Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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